Exhibit 99.2

Preliminary Information This presentation, and the oral statements made in connection with it, contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include statements regarding Nova's plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. You are urged to carefully review and consider the various risk factors disclosed by Nova in its reports filed with the Securities and Exchange Commission, including Nova's Quarterly Report on Form 10-Q for the period ended January 31, 2008, which describes the risks and other factors that may affect Nova's business, financial condition, results of operations and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, Nova's actual results may vary materially from those expected or projected in this presentation or in Nova's other filings. 1

Nova Biosource Fuels, Inc. Technology developed in 2000, listed on the AMEX in May 2007 (NBF) Over $110 million market cap Strategy: develop and own biodiesel facilities that utilize a unique multi-feedstock biodiesel process – Low cost, high free fatty acid (FFA) feedstock – High quality biodiesel and glycerin – Two patents filed with several others in process Commercialization well underway, plant progress: – Clinton County: 10 MGY acquired Fall 2007 and operating – converting from soybean to run high FFA feedstock – Sanimax: 20 MGY complete and operating – owned by third party – Scott Petroleum: 20 MGY commissioning in progress – Seneca: 60 MGY commissioning in progress; 1.25 million gallons produced to date (1) The sizes of Muskogee and the TBD site have not been finalized. Figures indicate capacity commissioned. 2 Clinton County Facility Plant Build-Out Schedule (1) 0 50 100 150 200 250 2006 2007 2008 2010 Capacity (MGY) Clinton County Sanimax Scott Petroleum Seneca Muskogee+TBD Site 10 110 230 50

Investment Highlights Attractive biodiesel market fundamentals – Significant supply / demand imbalance Proprietary process with significant competitive advantages – High quality biodiesel and glycerin – Low cost provider First mover advantage in securing low cost feedstock Strategic relationships with high quality partners Substantial growth opportunities both domestically and globally Experienced management team 3

Board of Directors and Management 4 Kenneth Hern Chairman and CEO Former President, Texaco Saudi 1981-1984 Former Vice Chairman and Managing Director, Texaco Nigeria 1984 -1989 Former President, Texaco Brazil 1989 -1994 Fred Zeidman Interim President Former Chairman, Seitel, Inc., a leading provider of geophysical expertise to the petroleum industry JD McGraw Vice Chairman Financial Advisor – advised over 150 transactions from 1985-1990 David Gullickson VP and CFO Former CFO, Vanco Energy Company and Prececision Tube Holding Corp. Career as CPA started with Ernst & Young LLP Management Rusty Sammons Vice President – Refinery Operations James L. Rainey Former President and CEO, Farmland Industries 1986-1991 Former President and CEO, Kerr-McGee Chemical Corp 1975-1986 Robert Black Former Senior VP, Texaco Inc. Served as director of America Petroleum Institute Robert White Last President of Mobil Exploration and Production John Reiland Interim CEO and Chief Restructuring Officer, Ronco Corporation Independent Directors John Sinders Chairman of the Board of Aston Martin North America Former Managing Director of Investment Banking for Jefferies & Company

Company History Commercial Operation Developed technology Pilot plant built New ownership Public listing Over $70 million equity raised Clinton County commissioned (finished in 2007) – 10 MGY Listed on AMEX Sanimax completed – 20 MGY Scott commissioned – 20 MGY Seneca commissioning and producing – 60 MGY Completed $41 million West LB financing Owned production (200+ MGY) – Illinois – Oklahoma – Iowa – Mississippi (1) – TBA Additional plants – U.S. – International 2006 2007-2008 2009+ Before 2006 Growth Development Development Stages Construction to mechanically complete Start-up/commissioning Substantial completion (1) Nova has no equity stake in the facility, but has agreement to receive 50% of the 20MGY production from Scott facility at approximately the production cost. Nova has a first right of refusal to purchase the facility. 5

Global Biodiesel Market World diesel market is 345 BGY Biodiesel is a direct replacement for diesel – Easily blended in diesel – Most common blends: B2, B5, B20 – Potential for 100% replacement Utilizes existing infrastructure – No engine modifications required – Compatible with existing diesel storage infrastructure – Pipeline compatible Significantly lower COx & SOx emissions Several countries have incentives and mandates for biodiesel use Priced off ultra low sulfur diesel (ULSD) (1) EIA World Energy Consumption – 2004 distill ate fuel. Other 17.9% Asia & Oceania 29.1% Europe 27.7% South America 7.3% US 18.0% World Diesel Market(1) 345 BGY 62 BGY 6

 Diesel consumed largely by mass transit, trucking and regulated fleets Federal Mandates and Incentives: – EPACT 1992 goal for govt. fleets – USDA Commodity Credit – EPACT 2005 Excise Tax Credit extended Biodiesel in RFS State Mandates and Incentives: – 31 states provide mandates and incentives for the use of biodiesel Oklahoma – $0.20 per gallon producer credit 450 MGY produced in 2007, potential demand of approximately 1 BGY based on B2 blend of 2007 U.S. diesel demand (1) Source: National Biodiesel Board. (2) Source: EIA. Biodiesel estimates based on blend percentages of transportation distill ate fuel. US Biodiesel Production(1) Potential U.S. Biodiesel Demand(2) 0 2 4 6 8 10 12 2007 2009 2011 2013 2015 Billion Gallons B20 B5 B2 0 100 200 300 400 500 2001 2002 2003 2004 2005 2006 2007 Million Gallons US Market Overview 2006 U.S. Biodiesel Production 7

Glycerin Biodiesel Vegetable Oil Catalyst Batch Production – Traditional Batch Model (1) : 40 Hr cycle (Most Biodiesel Produced This Way) Alcohol Recovery Neutralization Distillation Settler Evaporation Alcohol Water Wash Reactor Purification Evaporation Settler Mineral acid Fatty Acids In the US, soybean oil (approximately 0.1% FFA) is typical feedstock – Batch trans-esterification may handle max 0.5% FFA without acid esterification pretreatment – Conventional processes may handle max 8% FFA with acid esterification pretreatment Issues with conventional processes – Yield loss – Waste water: high volumes to clean, treat and dispose – Biodiesel quality inconsistent – Glycerin quality poor (1) National Bi odiesel Board. Conventional Biodiesel Process 8

Advantages of Nova’s Refineries Patented and proprietary refining process Continuous process yields consistent quality – Nova process 10 hours vs. conventional process of 40 hours – Does not use water wash process History of production that exceeds ASTM 6751 – Clinton: 10 MGY commercial scale facility in production since October 2006 – Sanimax: 20 MGY commercial scale facility in production since April 2007 – Scott: 20 MGY commercial scale facility in production since October 2007 (currently undergoing repairs) – Seneca: 60 MGY commercial scale facility; first 20MGY train in production since March 2008 High quality output – Very low unconverted glycerides – Low sulfur – better than ULSD – Low er carbon mass – reduces particulate emissions – Lower phosphorous, metals and sediment concentrations 97% tech-grade glycerin (clear as water) Output Process 9

Nova is a Low Cost Provider Profitable without subsidies Utilizes low cost feedstock, including high FFA animal fat: $0.35-$0.45 vs. $0.50-$0.65 per lb for soybean oil Process is insensitive to FFA levels – Accepts off spec vegetable oil and animal fats – Accepts over 25 different types of feedstock – High yield Indifferent to feedstock type, driven by pricing (1) Source: Jacobsen Commentary and Market News Bulletin May 1, 2008. Converted at an average of 8 lbs of feedstock / gallon of biodiesel. (2) Energy Information Administration – US weekly aver age rack ultra low sulfur diesel pr ices excluding taxes. Historical Input Prices(1) Cents per Pound Cost / Gallon of Biodiesel(1) Rack ULSD Price(2) 10 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Canola Oil ( RBD) Palm Oil (RBD) Soybean Oil (RBD) Soybean Oil (CD) Edible Tallow In edible Tallow Lard Choice White Grease Poultry Fat Corn Oil (DDGS) Yellow Grease $3.88 per gallon petro-diesel price 05/01/07 Pricing 05/01/08 Pricing $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Jun-03 Oct-03 Feb-04 Jun-04 Oct-04 Feb-05 Jun-05 Oct-05 Feb-06 Jun-06 Oct-06 Feb-07 Jun-07 Oct-07 Feb-08 Ju n-08 Inedible Tallow Soybean Oil (RBD) Choice White Grease Yellow Grease

Production Economics Market Prices Implied crude oil price per barrel (based on 3.2% factor) $106 Diesel Rack prices per gallon: #2(1) $3.40 Biodiesel wholesale price per gallon(1) (with tax incentives) $4.69 (SME) Operating Costs Feedstock costs per pound(2) $0.40 – $0.51 $0.26 – $0.33 Feedstock costs per gallon(2) $3.20 – $4.08 $2.08 – $2.64 Other costs per gallon $0.44 – $0.50 (3) $0.44 – $0.50 Total costs per gallon $3.64 – $4.58 $2.52 – $3.14 Tax Credits Federal excise tax credit: per gallon (Virgin) $1.00 per gallon (Non-Virgin) $0.50 Alternative fuel mixture credit per gallon burned $0.50 Capital Costs Approximate facility cost per gallon of capacity $1.00 – $1.50(4) $1.00 – $1.20 Approximate construction time 1 – 2 years(4) 12 – 15 months (1) Alternate Fuels Index: January 2008, US Average. (2) Jacobs en Index. Converted at an av erage of 8 lbs of feedstock / gall on of biodiesel. (3) Biodiesel Bull etin. (4) Based on industry averages, coul d vary. Typical Vegetable Oil Based Producer Nova 11 U.S. On-Highway Diesel Fuel Prices Cents per Gallon EIA 450 400 350 300 250 200 May Aug Nov Feb May 2006-07 2007-08 What We Pay For in A Gallon Or Diesel (March 2008) Retail Price: $3.88/gallon Taxes Distribution & Marketing Refining Crude Oil 12% 7% 21% 60%

Visibility Towards Capacity Expansion

	Operational / Commissioning			Under Construction or Planning		
	Clinton	**Sanimax**	**Scott Petroleum**	**Illinois**	**Oklahoma**	**TBA**
Location	Clinton County, IA	DeForest, WI	Greenville, MS	Seneca, IL	Muskogee, OK	TBA
Capacity (mil gal/yr)	10	20	20	60	20-60	60-100+
Status[1]	Completed	Completed	Completed (under repair)	Commissioning March 08	TBD	TBA
Feedstock (Partner)	Soybean & Animal Fat	Animal Fat	Animal Fat & Fish Oil (ConAgra/Scott)	Animal Fat (Kaluzny)	Animal Fat (ConAgra)	TBA
Off-take Agreements			ConAgra	ConAgra	ConAgra	TBA
Nova Ownership	100%	0%	50%[2]	100%	100%	100%

No Nova Interest

Nova Facilities
(as of May 1, 2008)

- Operational
- Start-up/Commissioning Phase
- Under Construction
- Pre-Construction



Sanimax
Seneca
Clinton County
Muskogee
Scott Petroleum
Corporate Office

(1) Calendar year.
(2) Nova has no equity stake in the facility, but has agreement to receive 50% of the production from Scott facility at approximately the production cost. Nova has a first right of refusal to purchase the facility.

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World Class Strategic Partners Off-take Logistics Equipment Fabricators and Construction Management Feedstock Nova Leases Rail Cars ConAgra Handles Logistics Kaluzny Bros. Incorporated 13

Clinton County, IA 10 MGY refinery Currently producing Low FFA feedstock accepted (including some animal fats) Acquisition Overview – Built by Nova – Purchased September 28, 2007 – Purchase price of $8.2 million plus assumption of $3.6 million of debt – Previously used soybean oil for feedstock; transitioning to animal fat and off-test vegoils – Potential for capacity expansion – Converting to add facilities to handle high FFA feedstock 14

Sanimax – Deforest, WI Built by Nova for third party 20 MGY refinery Start-up operations were completed in September 2007 Multi-feedstock up to 20% FFA 15

Scott Petroleum – Greenville, MS 20 MGY refinery Start-up operations were completed in February 2008 Undergoing repairs due to pump seal failure; re-start anticipated July 2008 Multi-feedstock up to 20% FFA Over 2 million gallons of biodiesel produced to date Scott Petroleum distributes 30 MGY diesel Nova to receive 50% of production at approximately production cost 16

Seneca – Seneca, IL 60 MGY refinery Start-up and commissioning began in March 2008 Produced in excess of 1 million gallons to date Multi-feedstock up to 6% FFA Nova owns 100% of production 17

Growth Strategy US Strategy – Complete owned facilities on schedule for additional 180 – 220 MGY capacity Seneca, IL: commissioning began March 2008 Muskogee, OK: target construction beginning – 2H 08 Third plant: target commissioning – TBD – Additional plans underway Actively pursuing acquisitions In discussions with additional feedstock providers International Strategy – UK and Europe – Latin America – Southeast Asia Currently endeavoring to raise project-based debt/mezzanine financing for wholly owned refineries $200 million universal shelf gives additional financial flexibility Consider JV structures – Feedstock providers – Fuel distributors Operational Expansion Financing Strategy 18